Exhibit 99.1

TLGY Acquisition Corp. Announces Business Combination and Approximately $360 Million PIPE Financing to Form StablecoinX, an Ethena Stablecoin-Focused Treasury Company

Combined Business Expected to be the First Pure-Play Treasury Company in the Ethena Stablecoin Vertical and Will Seek to have its Shares Listed on Nasdaq under Ticker “USDE” at Closing

Ethena Foundation to Immediately Initiate $260M Token Buyback Program

New York, July 21, 2025 (GLOBE NEWSWIRE) -- TLGY Acquisition Corp. (OTC: TLGYF) (“TLGY”), a special purpose acquisition company, today announced that it has entered into a definitive agreement for a business combination with StablecoinX Assets Inc. (“SC Assets”), a newly-formed validator and infrastructure business supporting the Ethena ecosystem (the definitive agreement, the “Business Combination Agreement” and the transactions contemplated thereby, the “Transaction”). The combined company will be named StablecoinX Inc. (“StablecoinX” or the “Company”) and the parties will seek to have StablecoinX’s Class A common shares listed on Nasdaq under the ticker symbol “USDE.”

Approximately $360 Million in New Capital Anchors ENA Treasury Strategy

To support the Transaction, TLGY and SC Assets have also entered into binding agreements for approximately $360 million private investment in public equity (“PIPE”), including a $60 million contribution from the Ethena Foundation and additional capital commitments from leading investors Dragonfly, Ribbit Capital, Blockchain.com, Pantera Capital, ParaFi Capital, Haun Ventures, Polychain Capital, Galaxy Digital, Wintermute, and others.

The proceeds from the PIPE are expected to anchor a multi-year treasury strategy to build a reserve of ENA, the Ethena protocol’s native token. Ethena is the third-largest issuer of digital dollars on-chain, after Tether and Circle. This treasury initiative supports StablecoinX’s objective of generating shareholder value by securing a strategic stake in a protocol at the forefront of the accelerating global demand for digital dollars. StablecoinX believes large-scale ENA accumulation will enable the Company’s shareholders to secure early exposure to the secular stablecoin supercycle.

“As a top issuer of digital dollars alongside Tether and Circle, Ethena is a direct beneficiary of the growth in stablecoin adoption,” said Young Cho, CEO of TLGY and CEO of SC Assets. “But, it is currently difficult for investors to capitalize on its strong position since the native token ENA is difficult to access in traditional capital markets. This transaction gives public market investors transparent, well-governed access to the Ethena ecosystem. Deploying capital to accumulate ENA at scale is a deliberate, multi-year capital allocation strategy that will enable StablecoinX to capture the value driven by the secular surge in demand for digital dollars while compounding intrinsic value per share.”

To support StablecoinX’s operations and facilitate its accumulation of ENA after the closing of the Transactions, StablecoinX and the Ethena Foundation have entered into a multi-year collaboration agreement (the “Collaboration Agreement”) governing the continued partnership between the two parties. In addition, to help support the PIPE, a subsidiary of the Ethena Foundation and SC Assets, solely in its capacity as agent for certain of the PIPE investors, have entered into a token purchase agreement (the “Token Purchase Agreement”), pursuant to which SC Assets will use the cash proceeds from the PIPE to make an initial purchase of discounted locked ENA from the Ethena Foundation subsidiary.

“The Ethena Foundation’s mandate is to safeguard Ethena’s longevity and decentralisation,” said Marc Piano, Director at the Ethena Foundation. “Partnering with StablecoinX under a disciplined, locked-token framework ensures that capital entering the ecosystem is long-term and value-accretive while enhancing ecosystem capital efficiency. The built-in lockups, investment-committee oversight and permanent-capital mandate create strong incentives for sustained contribution to the protocol.”

The Ethena Foundation subsidiary, via intermediary market makers, plans to use the proceeds from the token sale under the Token Purchase Agreement to strategically purchase ENA across publicly traded venues starting today, further aligning the Foundation’s incentives with those of StablecoinX shareholders.

“StablecoinX’s treasury program is a milestone for broadening institutional access to the Ethena ecosystem,” said Guy Young, founder of Ethena Labs and advisor to StablecoinX. “By systematically accumulating ENA through a transparent, permanent-capital vehicle, StablecoinX will give public market investors a clear, accessible way to gain exposure to one of the most compelling growth stories in all of finance - digital dollars upgrading money to the internet era. We’re excited to support a strategy that deepens ENA liquidity, bolsters Ethena’s ecosystem, and aligns shareholder value with the long-term success of USDe, USDtb, and other upcoming Ethena products.”

Following the business combination, StablecoinX will operate infrastructure and staking services, running validators and related technical services for the Ethena protocol. StablecoinX’s management is committed to maximizing ENA per share, directing excess capital and ecosystem earnings into strategic ENA accumulation so that each outstanding share steadily increases its backing over time.

Key Terms of the Token Purchase Agreement and the Collaboration Agreement between StableXoinX and Ethena Foundation

●	SC Assets will direct the purchase of locked ENA tokens equal in value to its cash PIPE proceeds (less certain fees and expenses).

●	StablecoinX will retain the right to join future ENA token offerings by the Ethena Foundation (directly or via subsidiaries) after the closing of the Transactions on mutually agreed terms.
●	The Collaboration Agreement has a five-year initial term with automatic one-year renewals, aligning both parties on long-term network development and advocacy.
●	Capital allocation decisions, including ENA purchases, treasury operations and equity issuances of StablecoinX, to require majority approval of a three-member Investment Committee to be comprised of representatives of StablecoinX, the Ethena Foundation and an independent member.

As part of the Collaboration Agreement, StablecoinX will adopt a long-term permanent capital treasury mandate dictating that every ENA token the Company acquires will be held permanently and unencumbered on its balance sheet, with no sale, lending, pledging or other disposition permitted without the Ethena Foundation’s approval.

Transaction Overview

●	Shares, warrants and units of TLGY will continue to trade under the symbol “TLGYF”, “TLGWF” and “TLGUF”, respectively, until the closing of the proposed Transaction. Following the closing of the proposed Transaction, StablecoinX’s Class A shares and warrants are expected to trade on Nasdaq under the ticker symbol “USDE” and “USDEW”, respectively.

●	TLGY and SC Assets have entered into binding agreements for approximately $360 million in PIPE financing, of which approximately $260 million is being funded in cash and $100 million is being funded in discounted ENA. The cash proceeds from the PIPE will be used to purchase discounted locked ENA from the Ethena Foundation subsidiary in conjunction with the transaction announcement, which will be held in a custody account for the benefit of such investors through the closing of the Transaction. At the closing of the PIPE, investors will receive shares of StablecoinX Class A stock, which will be non-voting. In addition to the StablecoinX Class A shares, the Ethena Foundation will also receive shares of StablecoinX Class B stock, which will have 1 vote per share, resulting in the Ethena Foundation holding a majority of the voting power of StablecoinX after the closing. The shares to be issued to the PIPE investors will be valued at $10.00 per share and the number of which will fluctuate based on the price performance of ENA from announcement to closing.

●	The board of directors of SC Assets, the board of directors of TLGY, and a special committee of disinterested and independent directors of TLGY, have unanimously approved the proposed business combination.

●	The transactions are expected to close in Q4 2025, subject to shareholder approval, StablecoinX’s successful listing on the Nasdaq, and other customary closing conditions.

For additional information regarding the transaction, see TLGY’s related Form 8-K, which will be filed promptly, and which can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Conference Call

TLGY will discuss its proposed business combination with StablecoinX with securities analysts in a call today, Monday, July 21, 2025, at 4:30 p.m. ET. A webcast of the meeting will be available in a listen-only mode to individual investors, media, and other interested parties on TLGY’s website at www.tlgyacquisition.com under the “Events” section.

Advisors

Perkins Coie LLP is acting as legal advisor to TLGY. Ropes & Gray LLP is acting as legal advisor to the Ethena Foundation. Edelman Legal Advisory PLLC is acting as legal advisor to SC Assets.

About TLGY Acquisition Corporation

TLGY Acquisition Corporation is a blank-check company sponsored by Carnegie Park Capital LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. TLGY was formed to focus on growth companies through long-term, private equity-style value creation.

About StablecoinX Assets Inc.

StablecoinX is a newly-formed validator and infrastructure business expected to operate infrastructure and staking services, running validators and related technical services for the Ethena protocol. StablecoinX is expected to adopt a multi-year treasury strategy to build a reserve of ENA, the Ethena protocol’s native token.

About the Ethena Foundation

The Ethena Foundation serves as an independent steward of the Ethena protocol – the network behind the USDe and USDtb digital dollars – with a focus on the protocol’s long-term success and integrity. The Ethena Foundation is responsible for the protocol’s governance framework, oversight of key protocol assets, and facilitating essential operations. The foundation’s commitment is to ensure the sustainable development and stability of the Ethena ecosystem for all its participants.

Important Information and Where to Find It

In connection with the Transaction, StablecoinX intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of TLGY and a preliminary prospectus of StablecoinX, and after the Registration Statement is declared effective, TLGY will mail the definitive proxy statement/prospectus relating to the Transaction to its shareholders as of the record date to be established for voting at the Extraordinary General Meeting. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Transaction and the other matters to be voted upon at the Extraordinary General Meeting. This press release does not contain all the information that should be considered concerning the Transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. TLGY and StablecoinX may also file other documents with the SEC regarding the Transaction. TLGY’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about TLGY, SC Assets, StablecoinX and the Transaction.

TLGY’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed by TLGY and StablecoinX with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Transaction include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, StablecoinX, TLGY and the proposed Transaction, statements regarding the anticipated benefits and timing of the completion of the proposed Transaction, the assets held by SC Assets and StablecoinX, the price and volatility of ENA, ENA’s growing prominence as an issuer of digital dollars on-chain, StablecoinX’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA, the planned business strategy including StablecoinX’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of StablecoinX, the upside potential and opportunity for investors, StablecoinX’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction and the level of redemptions of TLGY’s public shareholders, and StablecoinX’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Transaction may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Transaction, including the approval of TLGY’s shareholders and the listing of StablecoinX’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Transaction; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of StablecoinX to be listed in connection with the proposed Transaction; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Transaction; the failure of StablecoinX to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Transaction; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Transaction timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; costs related to the proposed Transaction and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s anticipated operations and business, including the volatile nature of the price of ENA; the risk that StablecoinX’s stock price will be highly correlated to the price of ENA and the price of ENA may decrease between the signing of the definitive documents for the proposed Transaction and the closing of the proposed Transaction or at any time after the closing of the proposed Transaction; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Transaction timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; risks related to increased competition in the industries in which StablecoinX will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Transaction, StablecoinX experiences difficulties managing its growth and expanding operations; the risks that launching and growing StablecoinX’s ENA treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing StablecoinX’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which StablecoinX’s Class A Common Stock will be listed or by the SEC, which may impact StablecoinX’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against StablecoinX, SC Assets, TLGY or others following announcement of the proposed Transaction, and those risk factors discussed in documents that StablecoinX and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement that will be filed by StablecoinX and TLGY and the proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor StablecoinX presently know or that TLGY, SC Assets and StablecoinX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and StablecoinX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor StablecoinX gives any assurance that any of TLGY, SC Assets, or StablecoinX will achieve their respective expectations. The inclusion of any statement in this press release does not constitute an admission by TLGY, SC Assets or StablecoinX or any other person that the events or circumstances described in such statement are material.

The terms of the proposed Transaction described in this press release, including any dollar-denominated figures or implied valuations, are based on information as of the date of the signing of the definitive Business Combination Agreement and assume no redemptions from the TLGY trust account. These terms are subject to change, including as a result of fluctuations in the price of ENA prior to closing of the proposed Transaction. There can be no assurance that the final terms at the closing of the Transaction will reflect the figures referenced herein.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transaction or the accuracy or adequacy of this communication.

Participants in the Solicitation

TLGY, SC Assets, StablecoinX and their respective directors and officers may be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transaction. More detailed information regarding the directors and officers of TLGY, and a description of their interests in TLGY, is contained in TLGY’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transaction and other matters to be voted upon at the Extraordinary General Meeting will be set forth in the Registration Statement for the Transaction when available.

Media Contacts

StablecoinX

press@stablecoinx.com

TLGY Acquisition Corp.

media@tlgycpc.com

Ethena Foundation

nate.johnson@augustco.com